UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 2005


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      0-439                   16-0338330
   ----------------------------      --------------          -------------------
   (State or other jurisdiction        (Commission           (IRS Employer
   of incorporation)                   File Number)          Identification No.)


                   608 Allen Street, Jamestown, New York         14701
                   -------------------------------------     -------------
               (Address of principal executive offices)       (Zip code)


       Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written   communications    pursuant to   Rule 425  under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act   (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
          Appointment of Principal Officers.

         On December 15, 2005, the Board of Directors of American Locker Group Incorporated appointed Ronald Cronin as the Company's Chief Financial Officer, effective immediately. The Company issued a press release announcing the appointment of Mr. Cronin as its Chief Financial Officer on December 21, 2005. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

          99.1    Press Release, dated December 21, 2005.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICAN LOCKER GROUP INCORPORATED


                                     By:  /s/ Edward F. Ruttenberg
                                          --------------------------------------
                                          Edward F. Ruttenberg
                                          Chairman, Chief Executive Officer,
                                          Chief Operating Officer and Treasurer

Dated:  December 21, 2005




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                                  EXHIBIT INDEX


          99.1    Press Release, dated December 21, 2005.